Exhibit 4.25

***INDICATES CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.

A330 FAMILY AIRCRAFT

PURCHASE AGREEMENT

BETWEEN

AIRBUS SAS

(the “Seller”)

AND

CHINA EASTERN AIRLINES CORPORATION LTD

(the “Buyer”)

Buyer’s Reference Number

11GTBAP330

A330 – CES – OCT 2011 CT1006772	Page 1/41	Private & Confidential

CONTENTS

Clauses

0	SUPPLEMENTARY DEFINITIONS	5

1	QUANTITY, MODEL AND DESCRIPTION	8

2	AIRCRAFT DEFINITION	8

3	BASE PRICES	10

4	DELIVERY SCHEDULE	14

5	LIQUIDATED DAMAGES	14

6	SERVICE LIFE POLICY	15

7	TECHNICAL DATA	16

8	SELLER REPRESENTATIVES	16

9	NEGOTIATED AGREEMENT	16

10	APPLICABILITY	16

11	CONFIDENTIALITY	17

12	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999	17

13	LAW AND JURIDICTION	17

14	COUNTERPARTS	17

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CONTENTS

Appendices

A	STANDARD SPECIFICATIONS FOR A330 FAMILY AIRCRAFT	19

B-1	FORM OF A SPECIFICATION CHANGE NOTICE	20

B-2	FORM OF A MANUFACTURER’S SPECIFICATION CHANGE NOTICE	23

C	AIRFRAME PRICE REVISION FORMULA	26

D-1	GENERAL ELECTRIC PRICE REVISION FORMULA	30

D-2	PRATT AND WHITNEY PRICE REVISION FORMULA	34

D-3	ROLLS ROYCE PRICE REVISION FORMULA	38

G	TECHNICAL DATA INDEX

A330 – CES – OCT 2011 CT1006772	Page 3/41	Private & Confidential

PURCHASE AGREEMENT

This A330 family aircraft purchase agreement (the “Purchase Agreement”) is made as of ___ October, 2011

Between:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814,

(hereinafter referred to as the “Seller”) of the one part,

and

CHINA EASTERN AIRLINES CORPORATION, LIMITED, a company organised under the laws of the People’s Republic of China having its principal place of business at Hongqiao International Airport, No. 2550 Hongqiao Road, Shanghai 200335, People’s republic of China,

(hereinafter referred to as the the “Buyer”) of the other part

The Seller and the Buyer together referred as the “Parties” and each a “Party”

CHINA EASTERN AVIATION IMPORT AND EXPORT CORPORATION, a company organised under the laws of the People’s Republic of China having its principal place of business at Hongqiao International Airport, No. 2550 Hongqiao Road, Shanghai 200335, People’s republic of China (the “Consenting Party”), whose roles are more fully described in the payment agreement dated June 15, 2009 between the Parties and the Consenting Party, is not a Party to the Purchase Agreement, but is acknowledging and witnessing its execution by countersigning the last page.

WHEREAS

A-	The Buyer and the Seller have signed on June 15, 2009 an aircraft general terms agreement (reference CSC 0800.890) (thereinafter referred to as the “AGTA”) which constitutes an integral part of this Purchase Agreement (referred to collectively as the “Agreement”).

B-	Subject to the terms and conditions of this Purchase Agreement and of the AGTA, the Seller desires to sell the Aircraft to the Buyer and the Buyer desires to purchase the Aircraft from the Seller.

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NOW THEREFORE IT IS AGREED AS FOLLOWS:

0.	SUPPLEMENTARY DEFINITIONS

0.1	In addition to the words and the terms elsewhere defined in this Purchase Agreement, the initially capitalised words and terms used in this Purchase Agreement shall have the meaning set out below.

0.2	Capitalised words and terms used in this Purchase Agreement which are not defined herein shall have the meaning assigned thereto in the AGTA.

A330-200 Airframe	means the A330-200 Aircraft excluding the A330-200 Propulsion Systems.

A330-300 Airframe	means the A330-300 Aircraft excluding the A330-300 Propulsion Systems.

A330-200 Aircraft	means an Airbus A330-200 model aircraft including the A330-200 Airframe, the applicable Propulsion Systems, and any part, component, furnishing or equipment installed on the A330-200 Aircraft on Delivery under the terms and conditions of this Purchase Agreement and the AGTA.

A330-300 Aircraft	means an Airbus A330-300 model aircraft including the A330-300 Airframe, the applicable Propulsion Systems, and any part, component, furnishing or equipment installed on the A330-300 Aircraft on Delivery under the terms and conditions of this Purchase Agreement and the AGTA.

A330-200 Specification	means either (a) the A330-200 Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the A330-200 Standard Specification as amended by all applicable SCNs and MSCNs.

A330-300 Specification	means either (a) the A330-300 Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the A330-300 Standard Specification as amended by all applicable SCNs and MSCNs.

A330-200 Standard Specification	means the A330-200 standard specification document number G.000.02000 Issue 5 revision 1 dated April 30, 2011 a copy of which has been annexed hereto as Appendix A-1, with the following design weights:

	MTOW:	230.0 tonnes
	MLW:	180.0 tonnes and
	MZFW:	168.0 tonnes

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A330-300 Standard Specification	means the A330-300 standard specification document number G.000.03000 Issue 8 revision 1 dated April 30, 2011 a copy of which has been annexed hereto as Appendix A-2, with the following design weights:

	MTOW:	230.0 tonnes
	MLW:	185.0 tonnes and
	MZFW:	173.0 tonnes

Airframe Base Price	means, (i) with respect to the A330-200 Airframe, the A330-200 Airframe Base Price set forth in Clause 3.1.1 ; (ii) with respect to the A330-300 Airframe, the A330-300 Airframe Base Price set forth in Clause 3.1.2; and with respect to the Aircraft means any or all of the A330-200 Airframe Base Price and the A330-300 Airframe Base Price.

Aircraft	means any or all of the A330-200 Aircraft and the A330-300 Aircraft.

Base Delivery Condition Year	2007

Base Price	means the sum of the applicable Airframe Base Price and the applicable Propulsion Systems Base Price

First Quarter	means the months of January, February, March

Fourth Quarter	means the months of October, November, December

Quarter	means any or all of the First Quarter, Second Quarter, Third Quarter and Fourth Quarter

Third Quarter	means the months of July, August, September

Second Quarter	means the months of April, May, June

Daily Liquidated Damages Amount	as specified in Clause 5

PEP Revision Service Period	as specified in Clause 7

Propulsion Systems Base Price	as specified in Clause 3.2

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Propulsion Systems Manufacturer	means the manufacturer of the selected Propulsion Systems

Propulsion Systems Reference Price	as specified in Clause 3.2

Revision Service Period	as specified in Clause 7

0.3	Clause headings and the index are inserted for convenience of reference only and shall be ignored in the interpretation of this Purchase Agreement

0.4	In this Purchase Agreement unless the context otherwise requires:

(a)	references to Clauses, Schedules, Appendices, and Exhibits are to be construed as references to the Clauses, Schedules, Appendices, and Exhibits to this Purchase Agreement and references to this Purchase Agreement include its Clauses, Schedules, Exhibits and Appendices.

(b)	words importing the plural shall include the singular and vice versa; and

(c)	references to a person shall be construed as including, without limitation, references to an individual, firm, company, corporation, unincorporated body of persons and any state or agency of a state.

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1.	QUANTITY

Subject to the terms and conditions of this Purchase Agreement and of the AGTA, the Buyer agrees to purchase a total of twelve (12), A330-200 (the “A330-200 Aircraft”) and three (3) A330-300 model aircraft (the “A330-300 Aircraft”, and collectively with the A330-200 Aircraft referred to as the “Aircraft”) from the Seller.

Pursuant to the terms of this Purchase Agreement and of the AGTA, the Seller shall sell and deliver to the Buyer and the Buyer shall buy and take Delivery of the Aircraft.

2.	AIRCRAFT DEFINITION

2.1	Aircraft Standard Specification Definition

2.1.1	Standard Specification for A330-200 Aircraft

The A330-200 Aircraft shall be manufactured in accordance with the A330-200 Standard Specification.

2.1.2	Standard Specification for the A330-300 Aircraft

The A330-300 Aircraft shall be manufactured in accordance with the A330-300 Standard Specification.

2.2	Propulsion Systems

2.2.1	The A330-200 Airframe will be equipped with a set of two (2):

(i)	General Electrics CF6-80E1A4 engines, or

(ii)	Pratt and Whitney 4170 engines, or

(iii)	Rolls Royce Trent 772B engines

(each, upon selection by the Buyer, being referred to as the “A330-200 Propulsion Systems”).

2.2.2	The A330-300 Airframe will be equipped with a set of two (2):

(i)	General Electrics CF6-80E1A4 engines, or

(ii)	Pratt and Whitney 4170 engines, or

(iii)	Rolls Royce Trent 772B engines

(each, upon selection by the Buyer, being referred to as the “A330-300 Propulsion Systems”).

The A330-200 Propulsion Systems and the A330-300 Propulsion Systems being referred to herein collectively as the “Propulsion Systems”.

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2.2.3	The Buyer shall notify the Seller in writing of its selection of Propulation Systems type for the Aircraft no later than *** set forth in Clause 4 herein. Such selection shall be incorporated in the applicable Aircraft Specification by signature of a Specification Change Notice.

2.2.4	If the Buyer does not notify the Seller in writing of its selection of Propulsin Systems for the Aircraft as set forth in Clause 2.2.3, then, in addition to any other rights and remedies available to the Seller. ***

2.3	Configuration Milestones

The Seller shall provide the Buyer with a Customisation Milestones Chart for each Aircraft type within a reasonable period following signature of this Purchase Agreement. ***

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3.	BASE PRICES

With respect to the Aircraft, Clause 3.1 and Clause 4.1 of the AGTA shall apply.

3.1	Airframe Base Price

3.1.1	A330-200 Airframe Base Price

The A330-200 Airframe Base Price is the sum of:

(i)	***

(ii)	***

***

(iii)	the budgetary sum of the base prices of the A330-200 Specification Change Notices (SCNs), which is:

***

3.1.2	A330-300 Airframe Base Price

The A330-300 Airframe Base Price is the sum of:

(i)	***

(ii)	***

***

A330 – CES – OCT 2011 CT1006772	Page 10/41	Private & Confidential

(iii)	the budgetary sum of the base prices of the A330-300 Specification Change Notices (SCNs), which is:

USD 2,470,000

(United States dollars - two million four hundred seventy thousand)

3.1.3	The Airframe Base Price is expressed in United States Dollars (USD) at January 2007 delivery conditions. It is subject to adjustment in accordance with the Airframe Price Revision Formula set out in Appendix C.

3.2	Propulsion Systems Base Price

3.2.1	General Electric

The Propulsion Systems Base Price of a set of two (2) General Electric Propulsion Systems is:

***

3.2.2	Pratt and Whitney

3.2.2.1	The Propulsion Systems Base Price for a set of two (2) Pratt & Whitney PW4170 Propulsion Systems is:

***

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3.2.2.2	***

3.2.3	Rolls-Royce

The Propulsion Systems Base Price of a set of two (2) Rolls-Royce Propulsion Systems is:

***

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3.3	Aircraft Base Price

***

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4.	DELIVERY SCHEDULE

Subject to Clauses 2,7,8,10 and 18 of the AGTA, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location within the following delivery Quarters:

Aircraft N°1	A330-200 Aircraft	***
Aircraft N°2	A330-200 Aircraft	***

Aircraft N°3	A330-200 Aircraft	***
Aircraft N°4	A330-200 Aircraft	***
Aircraft N°5	A330-300 Aircraft	***
Aircraft N°6	A330-200 Aircraft	***
Aircraft N°7	A330-200 Aircraft	***
Aircraft N°8	A330-200 Aircraft	***

Aircraft N°9	A330-300 Aircraft	***
Aircraft N°10	A330-200 Aircraft	***
Aircraft N°11	A330-200 Aircraft	***
Aircraft N°12	A330-300 Aircraft	***
Aircraft N°13	A330-200 Aircraft	***
Aircraft N°14	A330-200 Aircraft	***
Aircraft N°15	A330-200 Aircraft	***

Each such calendar Quarter shall be, with respect to the corresponding Aircraft, the “Scheduled Delivery Quarter”. The second month of such Scheduled Delivery Quarter shall be used as the “Scheduled Delivery Month” until the Scheduled Delivery Month is identified as provided below.

***

***

5.	LIQUIDATED DAMAGES

***

***

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6.	SERVICE LIFE POLICY

6.1	With respect to sub-Clause 12.2.2 of the AGTA, if a Failure occurs in an Item before the Aircraft in which such item has been originally installed has completed *** of the relevant Aircraft to the Buyer, whichever shall first occur, then the Seller shall comply with the undertakings defined in such sub-Clause 12.2.2.

6.2	***

6.3	Waiver, Release and Renunciation

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE) AND REMEDIES OF THE BUYER SET FORTH IN CLAUSE 12 AND CLAUSE 14 OF THE AGTA ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND, IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS PURCHASE AGREEMENT, INCLUDING BUT NOT LIMITED TO:

A.	ANY WARRANTY AGAINST HIDDEN DEFECTS;
B.	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;
C.	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;
D.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND
E.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS PURCHASE AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES,

PROVIDED THAT IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS PURCHASE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS CLAUSE, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ITS AFFILIATES AND ANY OF ITS SUPPLIERS AND SUBCONTRACTORS AND ITS AFFILIATES.

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7.	TECHNICAL DATA

***

8.	SELLER REPRESENTATIVES

Pursuant to Clause 15 of the AGTA, the Seller Representative allocation provided to the Buyer is defined hereunder.

8.1	The Seller shall provide to the Buyer a total of *** at the Buyer’s main base or at other locations to be mutually agreed.

8.2	For the sake of clarification, such Seller Representatives’ services shall include initial Aircraft Entry Into Service (EIS) assistance, sustaining support services and spares representatives.

8.3	The number of the Seller Representatives assigned to the Buyer at any one time shall be mutually agreed, but shall at no time exceed three (3) Seller Representatives.

9.	NEGOTIATED AGREEMENT

The Buyer specifically recognises that this Purchase Agreement incorporating the terms of the AGTA is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the Buyer, and that the Specification and price of the Aircraft specified in this Purchase Agreement and the other mutual agreements of the Buyer set forth herein and in the AGTA were agreed upon after careful consideration by the Buyer using its judgment as a professional operator and arrived at in consideration of, inter alia, all the provisions hereof specifically including all waivers, releases and renunciations by the Buyer set out herein and in the AGTA.

The Buyer and the Seller hereby also agree that the United Nations Convention on Contracts for the International Sale of Goods will not apply to this transaction.

10.	APPLICABILITY

This Purchase Agreement incorporates the terms and conditions of the aircraft general terms agreement reference CSC 0800.890 dated as of June 15, 2009 between the Buyer and the Seller (the “AGTA”).

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This Purchase Agreement and the AGTA, contain the entire agreement between the Buyer and the Seller with respect to the subject matter hereof and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only by mutual agreement in writing signed by authorized representatives of the Buyer and the Seller.

With respect to the Aircraft, the AGTA shall be deemed amended and supplemented to the extent herein provided and as so amended and supplemented shall remain in full force and effect.

If there is any inconsistency between the AGTA and this Purchase Agreement, the latter shall prevail to the extent of such inconsistency.

11.	CONFIDENTIALITY

The Parties agree that the terms and conditions of Clause 22.12 of the AGTA shall apply mutatis mutandis to this Purchase Agreement.

12.	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

The parties do not intend that any term of the AGTA and of this Purchase Agreement shall be enforceable solely by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to the AGTA and the Purchase Agreement.

The parties may rescind, vary, waive, release, assign, novate or otherwise dispose of all or any of their respective rights or obligations under the AGTA or the Purchase Agreement without the consent of any person who is not a party to the AGTA and the Purchase Agreement.

13.	LAW AND JURISDICTION

13.1	This Purchase Agreement and the AGTA shall be governed by and construed in accordance with the laws of England.

13.2	Any dispute arising out of or in connection with this Purchase Agreement and/or the AGTA shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three (3) arbitrators appointed in accordance with such rules.

Arbitration shall take place in London in the English language.

14.	COUNTERPARTS

This Purchase Agreement has been executed in three (3) original copies which are in English and may be executed in counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same Purchase Agreement.

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IN WITNESS WHEREOF, this Purchase Agreement was entered into the day and year above written.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES		AIRBUS S.A.S.
CORPORATION LTD

/s/ Liu Shaoyong		/s/ Tom Enders

Name:	Liu Shaoyong	Name:	Tom Enders

Title:	Chairman	Title:	Chief Executive Officer

Witnessed and acknowledged

CHINA EASTERN AVIATION IMPORT AND
EXPORT CORPORATION

/s/ Li Zhiyong

Name:	Li Zhiyong

Title:	General Manager

Date:	17th October 2011

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APPENDIX A

AIRCRAFT STANDARD SPECIFICATIONS

The Standard Specifications for the A330 Family are attached in a separate folder

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Appendix B - 1

APPENDIX B-1

FORM OF A SPECIFICATION CHANGE NOTICE

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page
Title: Description: Remarks / References Specification changed by this SCN This SCN requires prior or concurrent acceptance of the following SCN (s):

Price per aircraft

US DOLLARS:

AT DELIVERY CONDITIONS:

This change will be effective on                   AIRCRAFT N°              and subsequent.

Provided approval is received by

       Buyer approval                                        Seller approval

       By   :                                                                   By   :

       Date:                                                                   Date:

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Appendix B - 1

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page
Specification repercussion: After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows;

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Appendix B - 1

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page
Scope of change (FOR INFORMATION ONLY)

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Appendix B - 2

APPENDIX B-2

FORM OF A MANUFACTURER’S SPECIFICATION CHANGE NOTICE

MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	For MSCN Number Issue Dated Page
Title: Description: Effect on weight: • Manufacturer’s Weight Empty change: • Operational Weight Empty change: • Allowable Payload change: Remarks / References Specification changed by this MSCN

Price per aircraft

US DOLLARS:

AT DELIVERY CONDITIONS:

This change will be effective on                   AIRCRAFT N°              and subsequent.

Provided MSCN is not rejected by

       Buyer approval                                        Seller approval

       By    :                                                                   By    :

       Date :                                                                   Date :

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Appendix B - 2

MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	For MSCN Number Issue Dated Page
Specification repercussion: After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows:

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Appendix B - 2

MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	For MSCN Number Issue Dated Page
Scope of change (FOR INFORMATION ONLY)

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Appendix C

APPENDIX C

AIRFRAME PRICE REVISION FORMULA

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Appendix C

1	AIRBUS PRICE REVISION FORMULA

1.1	Base Prices

The Airframe Base Prices defined in Sub-Clause 3.1 of this Purchase Agreement are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions hereof.

1.2	Base Period

The Base Prices have been established in accordance with the average economic conditions prevailing in ***

***

1.3	Indexes

***

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Appendix C

1.4	Revision Formula

***

1.5	General Provisions

1.5.1	Rounding

***

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Appendix C

1.5.2	Substitution of Indexes for AIRBUS Price Revision Formula

if;

(i)	***

(ii)	***

(iii)	***

***

1.5.3	Final Index Values

The index values as defined in Clause 1.4. hereof shall be considered final and no further adjustment to the basic prices as revised at delivery of the Aircraft shall be made after Aircraft delivery for any subsequent changes in the published index values.

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Appendix D-1

APPENDIX D-1

GENERAL ELECTRIC PRICE REVISION FORMULA

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Appendix D-1

1	Reference Price of the Propulsion Systems

***

2	Reference Period

***

3	Indexes

***

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Appendix D-1

4	Revision Formula

***

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Appendix D-1

5	General Provisions

5.1	***

5.2	***

5.3	***

5.4	***

5.5	***

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Appendix D-2

APPENDIX D-2

PRATT & WHITNEY PRICE REVISION FORMULA

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Appendix D-2

1.	Reference Price of the Propulsion Systems

***

2.	Reference Period

***

3.	Indexes

***

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Appendix D-2

4.	Revision Formula

***

5.	General Provisions

5.1	***

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Appendix D-2

5.2	***

5.3	***

5.4	***

5.5	***

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Appendix D-3

APPENDIX D-3

ROLLS ROYCE PRICE REVISION FORMULA

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Appendix D-3

1	Propulsion Systems Reference Price

***

2	Reference Period

***

3	Indexes

***

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Appendix D-3

4	Revision Formula

***

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Appendix D-3

5	General Provisions

5.1	***

5.2	***

5.3	***

5.4	***

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Appendix G

APPENDIX G

TECHNICAL DATA INDEX

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Appendix G

TECHNICAL DATA INDEX

Where applicable data will be established in general compliance with ATA 100 Information Standards for Aviation Maintenance, and the applicable provisions for digital standard of ATA Specification 2200 (iSpec2200).

The following index identifies the Technical Data provided in support of the Aircraft.

The explanation of the table is as follows:

NOMENCLATURE	Self-explanatory.

ABBREVIATED DESIGNATION (Abbr)	Self-explanatory.

AVAILABILITY (Avail)

Technical Data can be made available:

***

FORMAT (Form)

Following Technical Data formats may be used:

***

A330 – CES – OCT 2011 CT1006772	Appendix G	Page 2/14

Appendix G

➢ ***

➢ ***

➢ ***

➢ ***

TYPE	***

QUANTITY (Qty)	***

DELIVERY (Deliv)	***

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Appendix G

OPERATIONAL MANUALS AND DATA

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
***	***	***	***	***	***	***	***

SA = Single Aisle: A318/A319/A320/A321 / LR = Long Range: A330/A340

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APPENDIX G

OPERATIONAL MANUALS AND DATA

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
***	***	***	***	***	***	***	***

A330 – CES – OCT 2011 CT1006772	Appendix G	Page 5/14

EXHIBIT G

MAINTENANCE AND ASSOCIATED MANUALS

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
***	***	***	***	***	***	***	***

A330 – CES – OCT 2011 CT1006772	Appendix G	Page 6/14

EXHIBIT G

MAINTENANCE AND ASSOCIATED MANUALS

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
***	***	***	***	***	***	***	***

A330 – CES – OCT 2011 CT1006772	Appendix G	Page 7/14

EXHIBIT G

MAINTENANCE AND ASSOCIATED MANUALS

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
***	***	***	***	***	***	***	***

A330 – CES – OCT 2011 CT1006772	Appendix G	Page 8/14

EXHIBIT G

MAINTENANCE AND ASSOCIATED MANUALS

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
***	***	***	***	***	***	***	***

A330 – CES – OCT 2011 CT1006772	Appendix G	Page 9/14

EXHIBIT G

STRUCTURAL MANUALS

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
***	***	***	***	***	***	***	***

A330 – CES – OCT 2011 CT1006772	Appendix G	Page 10/14

EXHIBIT G

OVERHAUL DATA

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
***	***	***	***	***	***	***	***

A330 – CES – OCT 2011 CT1006772	Appendix G	Page 11/14

EXHIBIT G

ENGINEERING DOCUMENTS

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
***	***	***	***	***	***	***	***

A330 – CES – OCT 2011 CT1006772	Appendix G	Page 12/14

EXHIBIT G

MISCELLANEOUS PUBLICATIONS

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
***	***	***	***	***	***	***	***

A330 – CES – OCT 2011 CT1006772	Appendix G	Page 13/14

EXHIBIT G

MISCELLANEOUS PUBLICATIONS

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
***	***	***	***	***	***	***	***

A330 – CES – OCT 2011 CT1006772	Appendix G	Page 14/14

LETTER AGREEMENT N°1

CHINA EASTERN AIRLINES CORPORATION LIMITED

Hongqiao International Airport,

No. 2550 Hongqiao Road,

Shanghai 200335,

People’s Republic of China

Subject : Purchase Incentives

CHINA EASTERN AIRLINES CORPORATION LIMITED (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement dated as of June 15, 2009 (the “AGTA”) and an A330 family purchase agreement (individually the “Purchase Agreement” and collectively with the AGTA the “Agreement”) dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

A330 – CES – OCT 2011 CT1006772	LA 1	Page 1/6

LETTER AGREEMENT N°1

1.	***

2.	***

3.	***

4.	***

A330 – CES – OCT 2011 CT1006772	LA 1	Page 2/6

LETTER AGREEMENT N°1

5.	***

6.	***

7.	***

A330 – CES – OCT 2011 CT1006772	LA 1	Page 3/6

LETTER AGREEMENT N°1

8.	***

9.	Assignment

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10.	Confidentiality

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfilment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-	that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,

A330 – CES – OCT 2011 CT1006772	LA 1	Page 4/6

LETTER AGREEMENT N°1

(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

A330 – CES – OCT 2011 CT1006772	LA 1	Page 5/6

LETTER AGREEMENT N°1

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA EASTERN AIRLINES	AIRBUS S.A.S.
CORPORATION LIMITED

Signature:	/s/ Liu Shaoyong	Signature:	/s/ Tom Enders

Name:	Liu Shaoyong	Name:	Tom Enders

Title:	Chairman	Title:	Chief Executive Officer

Witnessed and acknowledged,

For and on behalf of

CHINA EASTERN AVIATION

IMPORT AND EXPORT CORPORATION

/s/ Li Zhiyong

Name	:	Li Zhiyong

Title	:	General Manager

Date	:	17th October 2011

A330 – CES – OCT 2011 CT1006772	LA 1	Page 6/6

LETTER AGREEMENT N°2

CHINA EASTERN AIRLINES CORPORATION LIMITED

Hongqiao International Airport,

No. 2550 Hongqiao Road,

Shanghai 200335,

People’s Republic of China

Subject : Predelivery Payments

CHINA EASTERN AIRLINES CORPORATION LIMITED (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement dated as of June 15, 2009 (the “AGTA”) and an A330 family purchase agreement (individually the “Purchase Agreement” and collectively with the AGTA the “Agreement”) dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

A330 – CES – OCT 2011 CT1006772	LA 2	Page 1/4

LETTER AGREEMENT N°2

1.	Predelivery payments

With respect only to the Aircraft in the Purchase Agreement, sub-Clause 5.3.1 and 5.3.2 of the AGTA shall be considered void and replaced in its entirety by the following text between the words “QUOTE” and “UNQUOTE”:

QUOTE

5.3.1	***

5.3.2	The Predelivery Payments shall be made in accordance with the following schedule:

DUE DATE OF PAYMENTS	PERCENTAGE OF
PREDELIVERY
PAYMENT
REFERENCE PRICE
***	***

A330 – CES – OCT 2011 CT1006772	LA 2	Page 2/4

LETTER AGREEMENT N°2

It being understood that should the above schedule result in any Predelivery Payment falling due prior to the date of signature of the Agreement, such Predelivery Payments shall be made upon signature of this Agreement.

UNQUOTE

2.	Assignment

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.	Confidentiality

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfilment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-	that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement..

A330 – CES – OCT 2011 CT1006772	LA 2	Page 3/4

LETTER AGREEMENT N°2

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA EASTERN AIRLINES	AIRBUS S.A.S.
CORPORATION LIMITED

Signature:	/s/ Liu Shaoyong	Signature:	/s/ Tom Enders

Name:	Liu Shaoyong	Name:	Tom Enders

Title:	Chairman	Title:	Chief Executive Officer

Witnessed and acknowledged,

For and on behalf of

CHINA EASTERN AVIATION

IMPORT AND EXPORT CORPORATION

/s/ Li Zhiyong

Name	:	Li Zhiyong

Title	:	General Manager

Date	:	17th October 2011

A330 – CES – OCT 2011 CT1006772	LA 2	Page 4/4

LETTER AGREEMENT N°3

CHINA EASTERN AIRLINES CORPORATION LIMITED

Hongqiao International Airport,

No. 2550 Hongqiao Road,

Shanghai 200335,

People’s Republic of China

Subject : Price Adjustment Limitation

CHINA EASTERN AIRLINES CORPORATION LIMITED (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement dated as of June 15, 2009 (the “AGTA”) and an A330 family purchase agreement (individually the “Purchase Agreement” and collectively with the AGTA the “Agreement”) dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

A330 – CES – OCT 2011 CT1006772	LA 3	Page 1/4

LETTER AGREEMENT N°3

1.	Price Adjustment Limitation

***

A330 – CES – OCT 2011 CT1006772	LA 3	Page 2/4

LETTER AGREEMENT N°3

2.	Assignment

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.	Confidentiality

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfilment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-	that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement..

A330 – CES – OCT 2011 CT1006772	LA 3	Page 3/4

LETTER AGREEMENT N°3

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA EASTERN AIRLINES	AIRBUS S.A.S.
CORPORATION LIMITED

Signature:	/s/ Liu Shaoyong	Signature:	/s/ Tom Enders

Name:	Liu Shaoyong	Name:	Tom Enders

Title:	Chairman	Title:	Chief Executive Officer

Witnessed and acknowledged,

For and on behalf of

CHINA EASTERN AVIATION

IMPORT AND EXPORT CORPORATION

/s/ Li Zhiyong

Name	:	Li Zhiyong

Title	:	General Manager

Date	:	17th October 2011

A330 – CES – OCT 2011 CT1006772	LA 3	Page 4/4

LETTER AGREEMENT N°4

CHINA EASTERN AIRLINES CORPORATION LIMITED

Hongqiao International Airport,

No. 2550 Hongqiao Road,

Shanghai 200335,

People’s Republic of China

Subject : Conversion Rights

CHINA EASTERN AIRLINES CORPORATION LIMITED (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement dated as of June 15, 2009 (the “AGTA”) and an A330 family purchase agreement (individually the “Purchase Agreement” and collectively with the AGTA the “Agreement”) dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

A330 – CES – OCT 2011 CT1006772	LA 4	Page 1/4

LETTER AGREEMENT N°4

1.	Conversion Rights

***

2.	Assignment

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect

3.	Confidentiality

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfilment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-	that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

A330 – CES – OCT 2011 CT1006772	LA 4	Page 2/4

LETTER AGREEMENT N°4

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement..

A330 – CES – OCT 2011 CT1006772	LA 4	Page 3/4

LETTER AGREEMENT N°4

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA EASTERN AIRLINES	AIRBUS S.A.S.
CORPORATION LIMITED

Signature:	/s/ Liu Shaoyong	Signature:	/s/ Tom Enders

Name:	Liu Shaoyong	Name:	Tom Enders

Title:	Chairman	Title:	Chief Executive Officer

Witnessed and acknowledged,

For and on behalf of

CHINA EASTERN AVIATION

IMPORT AND EXPORT CORPORATION

Signature	:	/s/ Li Zhiyong

Name	:	Li Zhiyong

Title	:	General Manager

Date	:	17th October 2011

A330 – CES – OCT 2011 CT1006772	LA 4	Page 4/4

LETTER AGREEMENT N° 5a

CHINA EASTERN AIRLINES CORPORATION LTD

Hongqiao International Airport,

No. 2550 Hongqiao Road,

Shanghai 200335,

People’s Republic of China

Subject: A330-200 PERFORMANCE GUARANTEES (General Electric CF6-80E1A4)

CHINA EASTERN AIRLINES CORPORATION LIMITED (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement dated as of June 15, 2009 (the “AGTA”) and an A330 family purchase agreement (individually the “Purchase Agreement” and collectively with the AGTA the “Agreement”) dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

A330 – CES – OCT 2011 CT1006772	LA 5a	Page 1/7

LETTER AGREEMENT N° 5a

1	AIRCRAFT CONFIGURATION

The guarantees defined below (the “Guarantees”) are applicable to the A330-200 Aircraft equipped with General Electric CF6-80E1A4 propulsion system as described in the Standard Specification Ref. G 000 02000 Issue 5.1 dated 30th April 2011 without taking into account any further changes thereto as provided in the Agreement (the “Specification” for the purposes of this Letter Agreement).

2	GUARANTEED PERFORMANCE

2.1	Take-off Field Length

***

2.2	Second Segment Climb

***

2.3	Landing Field Length

***

2.4	Cruise Specific Air Range

***

3	MANUFACTURER’S WEIGH EMPTY

***

A330 – CES – OCT 2011 CT1006772	LA 5a	Page 2/7

LETTER AGREEMENT N° 5a

4	GUARANTEE CONDITIONS

4.1	***

4.2	***

4.2.1	***

4.3	***

4.4	***

4.5	***

5	GUARANTEE COMPLIANCE

5.1	***

5.2	***

5.3	***

5.4	***

5.5	***

5.6	***

A330 – CES – OCT 2011 CT1006772	LA 5a	Page 3/7

LETTER AGREEMENT N° 5a

5.7	***

6	ADJUSTMENT OF GUARANTEES

6.1	***

6.2	***

7	EXCLUSIVE GUARANTEES

***

8	UNDERTAKING REMEDIES

***

8.1	***

8.2.1.	***

8.2.2.	***

8.3.	***

8.4	***

A330 – CES – OCT 2011 CT1006772	LA 5a	Page 4/7

LETTER AGREEMENT N° 5a

***

9.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Sales Proposal and/or the forthcoming Agreement, this Letter Agreement and the rights’ and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10.	CONFIDENTIALITY

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-	that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

A330 – CES – OCT 2011 CT1006772	LA 5a	Page 5/7

LETTER AGREEMENT N° 5a

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause 10 shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

A330 – CES – OCT 2011 CT1006772	LA 5a	Page 6/7

LETTER AGREEMENT N° 5a

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA EASTERN AIRLINES	AIRBUS S.A.S.
CORPORATION LIMITED

Signature:	/s/ Liu Shaoyong	Signature:	/s/ Tom Enders

Name:	Liu Shaoyong	Name:	Tom Enders

Title:	Chairman	Title:	Chief Executive Officer

Witnessed and acknowledged,

For and on behalf of

CHINA EASTERN AVIATION
IMPORT AND EXPORT CORPORATION

Signature:	/s/ Li Zhiyong

Name :	Li Zhiyong

Title :	General Manager

Date :	17th October 2011

A330 – CES – OCT 2011 CT1006772	LA 5a	Page 7/7

LETTER AGREEMENT N° 5b

CHINA EASTERN AIRLINES CORPORATION LTD

Hongqiao International Airport,

No. 2550 Hongqiao Road,

Shanghai 200335,

People’s Republic of China

Subject: A330-200 PERFORMANCE GUARANTEES (Pratt and Whitney 4170)

CHINA EASTERN AIRLINES CORPORATION LIMITED (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement dated as of June 15, 2009 (the “AGTA”) and an A330 family purchase agreement (individually the “Purchase Agreement” and collectively with the AGTA the “Agreement”) dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

A330 – CES – OCT 2011 CT1006772	LA 5b	Page 1/7

LETTER AGREEMENT N° 5b

1	AIRCRAFT CONFIGURATION

***

2	GUARANTEED PERFORMANCE

2.1	Take-off Field Length

***

2.2	Second Segment Climb

***

2.3	Landing Field Length

***

2.4	Cruise Specific Air Range

***

A330 – CES – OCT 2011 CT1006772	LA 5b	Page 2/7

LETTER AGREEMENT N° 5b

3	MANUFACTURER’S WEIGHT EMPTY

***

4	GUARANTEE CONDITIONS

4.1	***

4.2	***

4.2.1	***

4.3	***

4.4	***

4.5	***

5	GUARANTEE COMPLIANCE

5.1	***

5.2	***

5.3	***

A330 – CES – OCT 2011 CT1006772	LA 5b	Page 3/7

LETTER AGREEMENT N° 5b

5.4	***

5.5	***

5.6	***

5.7	***

6	ADJUSTMENT OF GUARANTEES

6.1	***

6.2	***

7	EXCLUSIVE GUARANTEES

***

8	UNDERTAKING REMEDIES

***

8.1	***

8,2.1.	***

8.2.2.	***

A330 – CES – OCT 2011 CT1006772	LA 5b	Page 4/7

LETTER AGREEMENT N° 5b

8.3.	***

8.4	***

9.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Sales Proposal and/or the forthcoming Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10.	CONFIDENTIALITY

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-	that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

A330 – CES – OCT 2011 CT1006772	LA 5b	Page 5/7

LETTER AGREEMENT N° 5b

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause 10 shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

A330 – CES – OCT 2011 CT1006772	LA 5b	Page 6/7

LETTER AGREEMENT N° 5b

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA EASTERN AIRLINES	AIRBUS S.A.S.
CORPORATION LIMITED

Signature:	/s/ Liu Shaoyong	Signature:	/s/ Tom Enders

Name:	Liu Shaoyong	Name:	Tom Enders

Title:	Chairman	Title:	Chief Executive Officer

Witnessed and acknowledged,

For and on behalf of

CHINA EASTERN AVIATION
IMPORT AND EXPORT CORPORATION

Signature:	/s/ Li Zhiyong

Name :	Li Zhiyong

Title :	General Manager

Date :	17th October 2011

A330 – CES – OCT 2011 CT1006772	LA 5b	Page 7/7

LETTER AGREEMENT N° 5c

CHINA EASTERN AIRLINES CORPORATION LTD

Hongqiao International Airport,

No. 2550 Hongqiao Road,

Shanghai 200335,

People’s Republic of China

Subject: A330-200 PERFORMANCE GUARANTEES (Rolls-Royce Trent 772B/772C “EP”)

CHINA EASTERN AIRLINES CORPORATION LIMITED (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement dated as of June 15, 2009 (the “AGTA”) and an A330 family purchase agreement (individually the “Purchase Agreement” and collectively with the AGTA the “Agreement”) dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

A330 – CES – OCT 2011 CT1006772	LA 5c	Page 1/7

LETTER AGREEMENT N° 5c

1	AIRCRAFT CONFIGURATION

***

2	GUARANTEED PERFORMANCE

2.1	Take-off Field Length

***

2.2	Second Segment Climb

***

2.3	Landing Field Length

***

2.4	Cruise Specific Air Range

***

3	MANUFACTURER’S WEIGHT EMPTY

***

A330 – CES – OCT 2011 CT1006772	LA 5c	Page 2/7

LETTER AGREEMENT N° 5c

***

4	GUARANTEE CONDITIONS

4.1	***

4.2	***

4.2.1	***

4.3	***

4.4	***

4.5	***

5	GUARANTEE COMPLIANCE

5.1	***

5.2	***

5.3	***

5.4	***

5.5	***

A330 – CES – OCT 2011 CT1006772	LA 5c	Page 3/7

LETTER AGREEMENT N° 5c

5.6	***

5.7	***

6	ADJUSTMENT OF GUARANTEES

6.1	***

6.2	***

7	EXCLUSIVE GUARANTEES

***

8	UNDERTAKING REMEDIES

***

8.1	***

8.2.1.	***

8.2.2.	***

8.3.	***

A330 – CES – OCT 2011 CT1006772	LA 5c	Page 4/7

LETTER AGREEMENT N° 5c

8.4	***

9.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Sales Proposal and/or the forthcoming Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10.	CONFIDENTIALITY

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-	that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

A330 – CES – OCT 2011 CT1006772	LA 5c	Page 5/7

LETTER AGREEMENT N° 5c

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause 10 shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

A330 – CES – OCT 2011 CT1006772	LA 5c	Page 6/7

LETTER AGREEMENT N° 5c

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA EASTERN AIRLINES	AIRBUS S.A.S.
CORPORATION LIMITED

Signature:	/s/ Liu Shaoyong	Signature:	/s/ Tom Enders

Name:	Liu Shaoyong	Name:	Tom Enders

Title:	Chairman	Title:	Chief Executive Officer

Witnessed and acknowledged,

For and on behalf of

CHINA EASTERN AVIATION
IMPORT AND EXPORT CORPORATION

Signature:	/s/ Li Zhiyong

Name :	Li Zhiyong

Title :	General Manager

Date :	17th October 2011

A330 – CES – OCT 2011 CT1006772	LA 5c	Page 7/7

LETTER AGREEMENT N° 5d

CHINA EASTERN AIRLINES CORPORATION LTD

Hongqiao International Airport,

No. 2550 Hongqiao Road,

Shanghai 200335,

People’s Republic of China

Subject: A330-300 PERFORMANCE GUARANTEES (General Electric CF6-80E1A4)

CHINA EASTERN AIRLINES CORPORATION LIMITED (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement dated as of June 15, 2009 (the “AGTA”) and an A330 family purchase agreement (individually the “Purchase Agreement” and collectively with the AGTA the “Agreement”) dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

A330 – CES – OCT 2011 CT1006772	LA 5d	Page 1/7

LETTER AGREEMENT N° 5d

1	AIRCRAFT CONFIGURATION

***

2	GUARANTEED PERFORMANCE

2.1	Take-off Field Length

***

2.2	Second Segment Climb

***

2.3	Landling Field Length

***

2.4	Cruise Specific Air Range

***

3	MANUFACTURER’S WEIGHT EMPTY

***

A330 – CES – OCT 2011 CT1006772	LA 5d	Page 2/7

LETTER AGREEMENT N° 5d

4	GUARANTEE CONDITIONS

4.1	***

4.2	***

4.2.1	***

4.3	***

4.4	***

4.5	***

5	GUARANTEE COMPLIANCE

5.1	***

5.2	***

5.3	***

5.4	***

5.5	***

5.6	***

A330 – CES – OCT 2011 CT1006772	LA 5d	Page 3/7

LETTER AGREEMENT N° 5d

5.7	***

6	ADJUSTMENT OF GUARANTEES

6.1	***

6.2	***

7	EXCLUSIVE GUARANTEES

***

8	UNDERTAKING REMEDIES

***

8.1	***

8.2.1.	***

8.2.2.	***

8.3.	***

8.4	***

A330 – CES – OCT 2011 CT1006772	LA 5d	Page 4/7

LETTER AGREEMENT N° 5d

***

9.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Sales Proposal and/or the forthcoming Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10.	CONFIDENTIALITY

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-	that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably In advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

A330 – CES – OCT 2011 CT1006772	LA 5d	Page 5/7

LETTER AGREEMENT N° 5d

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause 10 shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

A330 – CES – OCT 2011 CT1006772	LA 5d	Page 6/7

LETTER AGREEMENT N° 5d

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA EASTERN AIRLINES	AIRBUS S.A.S.
CORPORATION LIMITED

Signature:	/s/ Liu Shaoyong	Signature:	/s/ Tom Enders

Name:	Liu Shaoyong	Name:	Tom Enders

Title:	Chairman	Title:	Chief Executive Officer

Witnessed and acknowledged,

For and on behalf of

CHINA EASTERN AVIATION
IMPORT AND EXPORT CORPORATION

Signature:	/s/ Li Zhiyong

Name :	Li Zhiyong

Title :	General Manager

Date :	17th October 2011

A330 – CES – OCT 2011 CT1006772	LA 5d	Page 7/7

LETTER AGREEMENT N° 5e

CHINA EASTERN AIRLINES CORPORATION LTD

Hongqiao International Airport,

No. 2550 Hongqiao Road,

Shanghai 200335,

People’s Republic of China

Subject: A330-300 PERFORMANCE GUARANTEES (Pratt and Whitney 4170)

CHINA EASTERN AIRLINES CORPORATION LIMITED (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement dated as of June 15, 2009 (the “AGTA”) and an A330 family purchase agreement (individually the “Purchase Agreement” and collectively with the AGTA the “Agreement”) dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

A330 – CES – OCT 2011 CT1006772	LA 5e	Page 1/7

LETTER AGREEMENT N° 5e

1	AIRCRAFT CONFIGURATION

***

2	guaranteed performance

2.1	Take-off Field Length

***

2.2	Second Segment Climb

***

2.3	Landing Field Length

***

2.4	Cruise Specific Air Range

***

A330 – CES – OCT 2011 CT1006772	LA 5e	Page 2/7

LETTER AGREEMENT N° 5e

3	MANUFACTURER’S WEIGHT EMPTY

***

4	GUARANTEE CONDITIONS

4.1	***

4.2	***

4.2.1	***

4.3	***

4.4	***

4.5	***

5	GUARANTEE COMPLIANCE

5.1	***

5.2	***

5.3	***

A330 – CES – OCT 2011 CT1006772	LA 5e	Page 3/7

LETTER AGREEMENT N° 5e

5.4	***

5.5	***

5.6	***

5.7	***

6	ADJUSTMENT OF GUARANTEES

6.1	***

6.2	***

7	EXCLUSIVE GUARANTEES

***

8	UNDERTAKING REMEDIES

***

8.1	***

8.2.1.	***

8.2.2.	***

A330 – CES – OCT 2011 CT1006772	LA 5e	Page 4/7

LETTER AGREEMENT N° 5e

8.3.	***

8.4	***

9.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Sales Proposal and/or the forthcoming Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10.	CONFIDENTIALITY

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-	that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

A330 – CES – OCT 2011 CT1006772	LA 5e	Page 5/7

LETTER AGREEMENT N° 5e

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause 10 shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

A330 – CES – OCT 2011 CT1006772	LA 5e	Page 6/7

LETTER AGREEMENT N° 5e

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA EASTERN AIRLINES	AIRBUS S.A.S.
CORPORATION LIMITED

Signature:	/s/ Liu Shaoyong	Signature:	/s/ Tom Enders

Name:	Liu Shaoyong	Name:	Tom Enders

Title:	Chairman	Title:	Chief Executive Officer

Witnessed and acknowledged,

For and on behalf of

CHINA EASTERN AVIATION
IMPORT AND EXPORT CORPORATION

Signature:	/s/ Li Zhiyong

Name :	Li Zhiyong

Title :	General Manager

Date :	17th October 2011

A330 – CES – OCT 2011 CT1006772	LA 5e	Page 7/7

LETTER AGREEMENT N° 5f

CHINA EASTERN AIRLINES CORPORATION LTD

Hongqiao international Airport,

No. 2550 Hongqiao Road,

Shanghai 200335,

People’s Republic of China

Subject: A330-300 PERFORMANCE GUARANTEES (Rolls-Royce Trent 772B/772C “EP”)

CHINA EASTERN AIRLINES CORPORATION LIMITED (the “Buyer) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement dated as of June 15, 2009 (the “AGTA”) and an A330 family purchase agreement (individually the “Purchase Agreement” and collectively with the AGTA the “Agreement”) dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

A330 – CES – OCT 2011 CT1006772	LA 5f	Page 1/7

LETTER AGREEMENT N° 5f

1	AIRCRAFT CONFIGURATION

***

2	GUARANTEED PERFORMANCE

2.1	Take-off Field Length

***

2.2	Second Segment Climb

***

2.3	Landing Field Length

***

2.4	Cruise Specific Air Range

***

3.	MANUFACTURER’S WEIGHT EMPTY

***

A330 – CES – OCT 2011 CT1006772	LA 5f	Page 2/7

LETTER AGREEMENT N° 5f

***

4	GUARANTEE CONDITIONS

4.1	***

4.2	***

4.2.1	***

4.3	***

4.4	***

4.5	***

5	GUARANTEE COMPLIANCE

5.1	***

5.2	***

5.3	***

5.4	***

5.5	***

A330 – CES – OCT 2011 CT1006772	LA 5f	Page 3/7

LETTER AGREEMENT N° 5f

5.6	***

5.7	***

6	ADJUSTMENT OF GUARANTEES

6.1	***

6.2	***

7	EXCLUSIVE GUARANTEES

***

8	UNDERTAKING REMEDIES

8.1	***

8.2.1.	***

8.2.2.	***

8.3.	***

A330 – CES – OCT 2011 CT1006772	LA 5f	Page 4/7

LETTER AGREEMENT N° 5f

8.4	***

9.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Sales Proposal and/or the forthcoming Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10.	CONFIDENTIALITY

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-	that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

A330 – CES – OCT 2011 CT1006772	LA 5f	Page 5/7

LETTER AGREEMENT N° 5f

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause 10 shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

A330 – CES – OCT 2011 CT1006772	LA 5f	Page 6/7

LETTER AGREEMENT N° 5f

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES		AIRBUS S.A.S.
CORPORATION LIMITED

Signature:	/s/ Liu Shaoyong	Signature:	/s/ Tom Enders

Name:	Liu Shaoyong	Name:	Tom Enders

Title:	Chairman	Title:	Chief Executive Officer

Witnessed and acknowledged,

For and on behalf of

CHINA EASTERN AVIATION
IMPORT AND EXPORT CORPORATION

Signature:	/s/ Li Zhiyong

Name :	Li Zhiyong

Title :	General Manager

Date :	17th October 2011

A330 – CES – OCT 2011 CT1006772	LA 5f	Page 7/7

LETTER AGREEMENT N°6

CHINA EASTERN AIRLINES CORPORATION LIMITED

Hongqiao International Airport,

No. 2550 Hongqiao Road,

Shanghai 200335,

People’s Republic of China

Subject : Approvals

CHINA EASTERN AIRLINES CORPORATION LIMITED (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement dated as of June 15, 2009 (the “AGTA”) and an A330 family purchase agreement (individually the “Purchase Agreement” and collectively with the AGTA the “Agreement”) dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

A330 – CES – OCT 2011 CT1006772	LA 6	Page 1/4

LETTER AGREEMENT N°6

1.	Listing Matters

***

2.	Shareholder Approval.

***

3.	Government Approval.

***

4.	Assignment

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

A330 – CES – OCT 2011 CT1006772	LA 6	Page 2/4

LETTER AGREEMENT N°6

5.	Confidentiality

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfilment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-	that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

A330 – CES – OCT 2011 CT1006772	LA 6	Page 3/4

LETTER AGREEMENT N°6

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES		AIRBUS S.A.S.
CORPORATION LIMITED

Signature:	/s/ Liu Shaoyong	Signature:	/s/ Tom Enders

Name:	Liu Shaoyong	Name:	Tom Enders

Title:	Chairman	Title:	Chief Executive Officer

Witnessed and acknowledged,

For and on behalf of

CHINA EASTERN AVIATION
IMPORT AND EXPORT CORPORATION

Signature:	/s/ Li Zhiyong

Name :	Li Zhiyong

Title :	General Manager

Date :	17th October 2011

A330 – CES – OCT 2011 CT1006772	LA 6	Page 4/4

LETTER AGREEMENT N°7

CHINA EASTERN AIRLINES CORPORATION LIMITED

Hongqiao International Airport,

No. 2550 Hongqiao Road,

Shanghai 200335,

People’s Republic of China

Subject : Customer Support Services

CHINA EASTERN AIRLINES CORPORATION LIMITED (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement dated as of June 15, 2009 (the “AGTA”) and an A330 family purchase agreement (individually the “Purchase Agreement” and collectively with the AGTA the “Agreement”) dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

A330 – CES – OCT 2011 CT1006772	LA 07	Page 1/6

LETTER AGREEMENT N°7

1.	Training

***

2.	Training Software

***

3.	Training Organization / Location

***

A330 – CES – OCT 2011 CT1006772	LA 07	Page 2/6

LETTER AGREEMENT N°7

***

4.	Lump Sum Warranty Credit

***

5.	Warranted Part Shipping

***

6.	Technical Documentation

***

7	Customer Support Credit Memo Allocation

***

A330 – CES – OCT 2011 CT1006772	LA 07	Page 3/6

LETTER AGREEMENT N°7

7.1	Airbus Advanced Computer Based Training

***

7.2	PEP Revision Service

***

7.3	Airbus Instructor’s Travel and Living

***

8.	Assignment

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

9.	Confidentiality

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfilment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

A330 – CES – OCT 2011 CT1006772	LA 07	Page 4/6

LETTER AGREEMENT N°7

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-	that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

A330 – CES – OCT 2011 CT1006772	LA 07	Page 5/6

LETTER AGREEMENT N°7

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES		AIRBUS S.A.S.
CORPORATION LIMITED

Signature:	/s/ Liu Shaoyong	Signature:	/s/ Tom Enders

Name:	Liu Shaoyong	Name:	Tom Enders

Title:	Chairman	Title:	Chief Executive Officer

Witnessed and acknowledged,

For and on behalf of

CHINA EASTERN AVIATION
IMPORT AND EXPORT CORPORATION

Signature:	/s/ Li Zhiyong

Name :	Li Zhiyong

Title :	General Manager

Date :	17th October 2011

A330 – CES – OCT 2011 CT1006772	LA 7	Page 6/6

LETTER AGREEMENT N°8

CHINA EASTERN AIRLINES CORPORATION LIMITED

Hongqiao International Airport,

No. 2550 Hongqiao Road,

Shanghai 200335,

People’s Republic of China

Subject : Miscellaneous Issues

CHINA EASTERN AIRLINES CORPORATION LIMITED (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement dated as of June 15, 2009 (the “AGTA”) and an A330 family purchase agreement (individually the “Purchase Agreement” and collectively with the AGTA the “Agreement”) dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

A330 – CES – OCT 2011 CT1006772	LA 8	Page 1/5

LETTER AGREEMENT N°8

1.	A330 Technical Acceptance Process

***

QUOTE

(i)	***

UNQUOTE

2.	Termination for Non-Excusable Delay

***

QUOTE

11.3	Termination

***

UNQUOTE

A330 – CES – OCT 2011 CT1006772	LA 8	Page 2/5

LETTER AGREEMENT N°8

3.	Ferry Flight

***

QUOTE

9.3.2	***

UNQUOTE

4.	Assignment

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

5.	Confidentiality

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfilment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-	that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,

A330 – CES – OCT 2011 CT1006772	LA 8	Page 3/5

LETTER AGREEMENT N°8

(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement..

A330 – CES – OCT 2011 CT1006772	LA 8	Page 4/5

LETTER AGREEMENT N°8

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES		AIRBUS S.A.S.
CORPORATION LIMITED

Signature:	/s/ Liu Shaoyong	Signature:	/s/ Tom Enders

Name:	Liu Shaoyong	Name:	Tom Enders

Title:	Chairman	Title:	Chief Executive Officer

Witnessed and acknowledged,

For and on behalf of

CHINA EASTERN AVIATION
IMPORT AND EXPORT CORPORATION

Signature:	/s/ Li Zhiyong

Name :	Li Zhiyong

Title :	General Manager

Date :	17th October 2011

A330 – CES – OCT 2011 CT1006772	LA 8	Page 5/5

LETTER AGREEMENT N°9

CHINA EASTERN AIRLINES CORPORATION LIMITED

Hongqiao international Airport,

No. 2550 Hongqiao Road,

Shanghai 200335,

People’s Republic of China

Subject : A350XWB Incentives

CHINA EASTERN AIRLINES CORPORATION LIMITED (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement dated as of June 15, 2009 (the “AGTA”) and an A330 family purchase agreement (individually the “Purchase Agreement” and collectively with the AGTA the “Agreement”) dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

A330 – CES – OCT 2011 CT1006772	LA 9	Page 1/4

LETTER AGREEMENT N°9

1.	***

A330 – CES – OCT 2011 CT1006772	LA 9	Page 2/4

LETTER AGREEMENT N°9

2.	Assignment

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.	Confidentiality

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfilment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-	that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement..

A330 – CES – OCT 2011 CT1006772	LA 9	Page 3/4

LETTER AGREEMENT N°9

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES		AIRBUS S.A.S.
CORPORATION LIMITED

Signature:	/s/ Liu Shaoyong	Signature:	/s/ Tom Enders

Name:	Liu Shaoyong	Name:	Tom Enders

Title:	Chairman	Title:	Chief Executive Officer

Witnessed and acknowledged,

For and on behalf of

CHINA EASTERN AVIATION
IMPORT AND EXPORT CORPORATION

Signature:	/s/ Li Zhiyong

Name :	Li Zhiyong

Title :	General Manager

Date :	17th October 2011

A330 – CES – OCT 2011 CT1006772	LA 9	Page 4/4

LETTER AGREEMENT N°10

CHINA EASTERN AIRLINES CORPORATION LIMITED

Hongqiao International Airport,

No. 2550 Hongqiao Road,

Shanghai 200335,

People’s Republic of China

Subject : Exceptional Incentives

CHINA EASTERN AIRLINES CORPORATION LIMITED (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement dated as of June 15, 2009 (the “AGTA”) and an A330 family purchase agreement (individually the “Purchase Agreement” and collectively with the AGTA the “Agreement”) dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

A330 – CES – OCT 2011 CT1006772	LA 10	Page 1/4

LETTER AGREEMENT N°10

1.	***

2.	***

3.	***

4.	Assignment

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

5.	Confidentiality

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfilment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

A330 – CES – OCT 2011 CT1006772	LA 10	Page 2/4

LETTER AGREEMENT N°10

-	that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement..

A330 – CES – OCT 2011 CT1006772	LA 10	Page 3/4

LETTER AGREEMENT N°10

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES		AIRBUS S.A.S.
CORPORATION LIMITED

Signature:	/s/ Liu Shaoyong	Signature:	/s/ Tom Enders

Name:	Liu Shaoyong	Name:	Tom Enders

Title:	Chairman	Title:	Chief Executive Officer

Witnessed and acknowledged,

For and on behalf of

CHINA EASTERN AVIATION
IMPORT AND EXPORT CORPORATION

Signature:	/s/ Li Zhiyong

Name :	Li Zhiyong

Title :	General Manager

Date :	17th October 2011

A330 – CES – OCT 2011 CT1006772	LA 10	Page 4/4

LETTER AGREEMENT N°11

CHINA EASTERN AIRLINES CORPORATION LIMITED

Hongqiao International Airport,

No. 2550 Hongqiao Road,

Shanghai 200335,

People’s Republic of China

Subject : Financing Assistance

CHINA EASTERN AIRLINES CORPORATION LIMITED (“CHINA EASTERN”) and AIRBUS S.A.S. (“AIRBUS”) have entered into an aircraft general terms agreement dated as of June 15, 2009 (the “AGTA”) and an A330 family purchase agreement (individually the “Purchase Agreement” and collectively with the AGTA the “Agreement”) dated as of even date herewith, which covers the manufacture and the sale by AIRBUS and the purchase by CHINA EASTERN of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

A330 – CES – OCT 2011 CT1006772	LA 11	Page 1/4

LETTER AGREEMENT N°11

1.	GENERAL

***

2.	LETTER AGREEMENT ASSIGNMENTS AND TRANSFERS

***

3.	CONFIDENTIALITY

This Letter Agreement (and its existence) or any data exchanged between CHINA EASTERN and AIRBUS for the fulfillment of their respective obligations under this Letter Agreement shall be treated by both parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both parties agree:

(a)	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto; and

(b)	that any and all terms and conditions of the transactions contemplated in this Letter Agreement are strictly personal and exclusive to CHINA EASTERN, (the “Personal Information”). CHINA EASTERN therefore agrees to enter into consultations with AIRBUS reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between CHINA EASTERN and AIRBUS, including in particular, but not limited to:

(i)	the contact details of the Receiving Party;

(ii)	the extent of the Personal Information subject to disclosure; and

(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, CHINA EASTERN shall use Its best efforts to limit the disclosure of the contents of this Letter Agreement to the extent legally permissible in any filing required to be made by CHINA EASTERN with any governmental or regulatory agency. CHINA EASTERN agrees that prior to any such disclosure or filing, AIRBUS and CHINA EASTERN shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

A330 – CES – OCT 2011 CT1006772	LA 11	Page 2/4

LETTER AGREEMENT N°11

The Provisions of this clause shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Agreement.

A330 – CES – OCT 2011 CT1006772	LA 11	Page 3/4

LETTER AGREEMENT N°11

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES		AIRBUS S.A.S.
CORPORATION LIMITED

Signature:	/s/ Liu Shaoyong	Signature:	/s/ Tom Enders

Name:	Liu Shaoyong	Name:	Tom Enders

Title:	Chairman	Title:	Chief Executive Officer

Witnessed and acknowledged,

For and on behalf of

CHINA EASTERN AVIATION
IMPORT AND EXPORT CORPORATION

Signature:	/s/ Li Zhiyong

Name :	Li Zhiyong

Title :	General Manager

Date :	17th October 2011

A330 – CES – OCT 2011 CT1006772	LA 11	Page 4/4

LETTER AGREEMENT N°12

CHINA EASTERN AIRLINES CORPORATION LIMITED

Hongqiao International Airport,

No. 2550 Hongqiao Road,

Shanghai 200335,

People’s Republic of China

Subject : ADOC WEB for Flight Ops Software

CHINA EASTERN AIRLINES CORPORATION LIMITED (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement dated as of June 15, 2009 (the “AGTA”) and an A330 family purchase agreement (individually the “Purchase Agreement” and collectively with the AGTA the “Agreement”) dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

A330 – CES – OCT 2011 CT1006772	LA 12	Page 1/4

LETTER AGREEMENT N°12

1.	Additional Customer Support Credit Memo Allocation

***

2.	ADOC WEB for flight ops software

***

3.	Additional CM Allocation Conditions

***

4.	Assignment

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

A330 – CES – OCT 2011 CT1006772	LA 12	Page 2/4

LETTER AGREEMENT N°12

5.	Confidentiality

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfilment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-	that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement..

A330 – CES – OCT 2011 CT1006772	LA 12	Page 3/4

LETTER AGREEMENT N°12

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES		AIRBUS S.A.S.
CORPORATION LIMITED

Signature:	/s/ Liu Shaoyong	Signature:	/s/ Tom Enders

Name:	Liu Shaoyong	Name:	Tom Enders

Title:	Chairman	Title:	Chief Executive Officer

Witnessed and acknowledged,

For and on behalf of

CHINA EASTERN AVIATION
IMPORT AND EXPORT CORPORATION

Signature:	/s/ Li Zhiyong

Name :	Li Zhiyong

Title :	General Manager

Date :	17th October 2011

A330 – CES – OCT 2011 CT1006772	LA 12	Page 4/4

SIDE LETTER N°1

CHINA EASTERN AIRLINES CORPORATION LIMITED

Hongqiao International Airport,

No. 2550 Hongqiao Road,

Shanghai 200335,

People’s Republic of China

Subject : Additional Incentive

CHINA EASTERN AIRLINES CORPORATION LIMITED (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement dated as of June 15, 2009 (the “AGTA”) and an A330 family purchase agreement (individually the “Purchase Agreement” and collectively with the AGTA the “Agreement”) dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Side Letter shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Side Letter, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Side Letter.

If there is any inconsistency between the Agreement and this Side Letter, the latter shall prevail to the extent of such inconsistency.

A330 – CES – OCT 2011 CT1006772	SL 1	Page 1/4

SIDE LETTER N°1

1.	Closing Credit

1.1	***

1.2	***

2.	Assignment

Notwithstanding any other provision of this Side Letter, the AGTA or the Purchase Agreement, this Side Letter and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.	Confidentiality

This Side Letter (and its existence) or any data exchanged between the Buyer and the Seller for the fulfilment of their respective obligations under this Side Letter shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Side Letter without the prior written consent of the other Party hereto.

-	that any and all terms and conditions of the transaction contemplated in this Side Letter are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Side Letter to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

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SIDE LETTER N°1

The provisions of this Clause shall survive any termination of this Side Letter for a period of twelve (12) years after the date of Delivery of the last Aircr4aft to be delivered under the Purchase Agreement..

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SIDE LETTER N°1

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES		AIRBUS S.A.S.
CORPORATION LIMITED

Signature:	/s/ Liu Shaoyong	Signature:	/s/ Tom Enders

Name:	Liu Shaoyong	Name:	Tom Enders

Title:	Chairman	Title:	Chief Executive Officer

Witnessed and acknowledged,

For and on behalf of

CHINA EASTERN AVIATION
IMPORT AND EXPORT CORPORATION

Signature:	/s/ Li Zhiyong

Name :	Li Zhiyong

Title :	General Manager

Date :	17th October 2011

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